                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                    DECLARATION CONCERNING DEBTOR'S SCHEDULES

          DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION

         I, Ross Blechman, Director of the corporation named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 18 sheets, and that they are true and correct to the best of my knowledge, information and belief.

Date: October 20, 2003                       Signature:  /s/ Ross Blechman
                                                       -------------------------
                                                         Ross Blechman

Penalty for making a false statement or concealing property: Fine up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. Sections 152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                                FORM 6. SCHEDULES

Summary of Schedules

Schedule A - Real Property
Schedule B - Personal Property
Schedule C - Property Claimed as Exempt
Schedule D - Creditors Holding Secured Claims
Schedule E - Creditors Holding Unsecured Priority Claims
Schedule F - Creditors Holding Unsecured Nonpriority Claims
Schedule G - Executory Contracts and Unexpired Leases
Schedule H - Codebtors
Schedule I - Current Income of Individual Debtor(s)
Schedule J -  Current Expenditures of Individual Debtor(s)

Unsworn Declaration under Penalty of Perjury

GENERAL INSTRUCTIONS: The first page of the debtor's schedules and the first page of any amendments thereto must contain a caption as in Form 16B. Subsequent pages should be identified with the debtor's name and case number. If the schedules are filed with the petition, the case number should be left blank.

Schedules D, E, and F have been designed for the listing of each claim only once. Even when a claim is secured only in part or entitled to priority only in part, it still should be listed only once. A claim which is secured in whole or in part should be listed on Schedule D only, and a claim which is entitled to priority in whole or in part should be listed on Schedule E only. Do not list the same claim twice. If a creditor has more than one claim, such as claims arising from separate transactions, each claim should be scheduled separately.

Review the specific instructions for each schedule before completing the schedule.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether the schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, C, D, E, F, G, H, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the amount of the debtor's assets. Add the amounts of Schedules D, E, and F to determine the total amount of the debtor's liabilities.

                                                                                              Amounts Scheduled
                                                        Attached                        ----------------------------------
                 Name of Schedule                       (YES/NO)   No. of Sheets        Assets         Liabilities   Other
--------------------------------------------------------------------------------------------------------------------------
A - Real Property                                          YES           1             $       0

B - Personal Property                                      YES           8             $ 534,463

C - Property Claimed as Exempt                             NO            0

D - Creditors Holding Secured Claims                       YES           1                             $         0

E - Creditors Holding Unsecured Priority Claims            YES           3                             $         0

F - Creditors Holding Unsecured Nonpriority Claims         YES           3                             $42,892,153

G - Executory Contracts and Unexpired Leases               YES           1

H - Codebtors                                              YES           1

I - Current Income of Individual Debtor(s)                 NO            0                                            N/A

J - Current Expenses of Individual Debtor(s)               NO            0                                            N/A
                                                                   -------------------------------------------------------
           Total Number of Sheets of ALL Schedules                      18
                                                                                       -----------------------------------

                                                                   Total Assets        $ 534,463
                                                                                                       -------------------

                                                                                   Total Liabilities   $42,892,153

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                      GENERAL NOTES REGARDING THE SCHEDULES

Twin Laboratories (UK) Ltd. (the "Debtor") submits its Schedules of Assets and Liabilities (the "Schedules") pursuant to 11 U.S.C. ss 521 and Federal Rule of Bankruptcy Procedures 1007.

FINANCIAL INFORMATION

The information provided herein, except as otherwise noted, represents the asset and liability data of the Debtor as of September 4, 2003. Unless otherwise indicated, book values of the Debtor's interest in property are reflected on the Schedules.

UNAUDITED FINANCIAL INFORMATION

The Schedules have been prepared by the Debtor's management and are unaudited. While management of the Debtor has sought to ensure that the Schedules are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information or an audit may result in material changes in financial data contained in the Schedules.

LIABILITIES PAID IN ACCORDANCE WITH FIRST DAY ORDERS

In accordance with the Debtor's First Day Orders, to the extent any liabilities were owed, approved to be paid, and have been paid, these amounts have not been included in these Schedules.

LIABILITIES

The Debtor has sought to allocate liabilities between the pre-petition and post-petition periods based on the information and research that was conducted in connection with the preparation of the Schedules. As additional information becomes available and further research is conducted, the allocation of liabilities between pre-petition and post-petition periods may change.

CLAIM DESCRIPTION

Any failure to designate a claim on the Debtor's schedule as "contingent", "unliquidated", or "disputed" does not constitute an admission by the Debtor that such claim is not "contingent", "unliquidated", or "disputed." The Debtor reserves the right to dispute, or to assert offsets or defenses to any claim reflected on its Schedules as to amount, liability, or classification, or to otherwise subsequently designate any claim as "contingent", "unliquidated", or "disputed." Moreover, the Debtor reserves the right to amend its Schedules as necessary and appropriate.

ACCURACY

While the Debtor has sought to file complete and accurate Schedules, inadvertent errors and omissions may exist. Accordingly, the Debtor reserves the right to amend its Schedules as necessary or appropriate.

JOINT ADMINISTRATION/CONSOLIDATION

On September 4, 2003, Twinlab Corporation and two (2) of its subsidiaries, which includes the Debtor, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. Pursuant to an order of the Court, these chapter 11 cases are being jointly administered for procedural purposes.

SPECIFIC NOTES

These general notes are in addition to the specific notes set forth in the related Schedules hereinafter.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                           SCHEDULE A -- REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor holds no interest in real property, write None under "Description and Location of Property."

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -- Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C -- Property Claimed as Exempt.

                          NATURE OF                            CURRENT MARKET VALUE OF
                           DEBTORS       Husband, Wife,     DEBTOR'S INTEREST IN PROPERTY
   DESCRIPTION AND       INTEREST IN        Joint or            WITHOUT DEDUCTING ANY           AMOUNT OF
LOCATION OF PROPERTY      PROPERTY         Community          SECURED CLAIM OR MORTGAGE       SECURED CLAIM
-----------------------------------------------------------------------------------------------------------
        None
                                                            -----------------------------------------------
                                             TOTAL          $                           -     $           -

                                   Schedule A

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C -- Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -- Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                                                                                        CURRENT MARKET VALUE OF
                                                                                                          DEBTOR'S INTEREST IN
                                                                  DESCRIPTION        HUSBAND, WIFE,        PROPERTY, WITHOUT
                                                                  AND LOCATION         JOINT, OR         DEDUCTING ANY SECURED
                 TYPE OF PROPERTY                       NONE      OF PROPERTY          COMMUNITY          CLAIM OR EXEMPTION
-------------------------------------------------------------------------------------------------------------------------------
1.  Cash on hand.                                        X

2.  Checking, saving or other financial accounts,
    certificates of deposit, or shares in banks,
    savings and loan, thrift, building and loan,                 See Exhibit B-2                        $               169,660
    and homestead associations, or credit
    unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilities,
    telephone companies, landlords, and others.          X

4.  Household goods and furnishings, including
    audio, video, and computer equipment.                X

5.  Books, pictures and other art objects,
    antiques, stamp, coin, record, tape, compact
    disc, and other collections or collectibles.         X

6.  Wearing apparel.                                     X

7.  Furs and jewelry.                                    X

8.  Firearms and sports, photographic, and other
    hobby equipment.                                     X

9.  Interests in insurance policies. Name insurance
    company of each policy and itemize surrender                 See Exhibit B-9                        $                 1,238
    or refund value of each.

10. Annuities. Itemize and name each issuer.             X

11. Interests in IRA, ERISA, Keogh, or other
    pension or profit sharing plans. Itemize.            X

12. Stock and interests in incorporated and
    unincorporated businesses. Itemize.                  X

                                   Schedule B

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                                        CURRENT MARKET VALUE OF
                                                                                                          DEBTOR'S INTEREST IN
                                                                  DESCRIPTION        HUSBAND, WIFE,        PROPERTY, WITHOUT
                                                                  AND LOCATION         JOINT, OR         DEDUCTING ANY SECURED
                 TYPE OF PROPERTY                       NONE      OF PROPERTY          COMMUNITY          CLAIM OR EXEMPTION
-------------------------------------------------------------------------------------------------------------------------------
13. Interests in partnerships or joint ventures.
    Itemize.                                             X

14. Government and corporate bonds and other
    negotiable and non-negotiable instruments.           X

15. Accounts Receivable.                                         See Exhibit B-15                       $               348,062

16. Alimony, maintenance, support, and property
    settlements to which the debtor is or may be
    entitled. Give particulars.                          X

17. Other liquidated debts owing debtor including
    tax refunds. Give particulars.                               See Exhibit B-17                       $                 8,852

18. Equitable or future interests, life estates,
    and rights or powers exercisable for the
    benefit of the debtor other than those listed
    in Schedule of Real Property.                        X

19. Contingent and noncontingent interests in
    estate of a decedent, death benefits plan,
    life insurance policy, or trust.                     X

20. Other contingent and unliquidated claims of
    every nature, including tax refunds,
    counterclaims of the debtor, and rights to
    setoff claims. Give estimated value of each.         X

21. Patents, copyrights, and other intellectual
    property. Give particulars.                          X

22. Licenses, franchises, and other general
    intangibles. Give particulars.                       X

23. Automobiles, trucks, trailers, and other
    vehicles and accessories.                            X

24. Boats, motors, and accessories.                      X

25. Aircraft and accessories.                            X

26. Office equipment, furnishings, and supplies.                 See Exhibit B-26                       $                 6,652

27. Machinery, fixtures, equipment and supplies
    used in business.                                    X

28. Inventory.                                           X

29. Animals.                                             X

                                   Schedule B

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                                        CURRENT MARKET VALUE OF
                                                                                                          DEBTOR'S INTEREST IN
                                                                  DESCRIPTION        HUSBAND, WIFE,        PROPERTY, WITHOUT
                                                                  AND LOCATION         JOINT, OR         DEDUCTING ANY SECURED
                 TYPE OF PROPERTY                       NONE      OF PROPERTY          COMMUNITY          CLAIM OR EXEMPTION
-------------------------------------------------------------------------------------------------------------------------------
30. Crops - growing or harvested.  Give
    particulars.                                         X

31. Farming equipment and implements.                    X

32. Farms supplies, chemicals, and feed.                 X

33. Other personal property of any kind not already
    listed. Itemize.                                     X

                                                                                                        -----------------------
    TOTAL                                                                                               $               534,463

                                   Schedule B

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-2

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

CHECKING, SAVING OR OTHER FINANCIAL ACCOUNTS, CERTIFICATES OF DEPOSIT, OR SHARES IN BANKS, SAVINGS AND LOAN, THRIFT, BUILDING AND LOAN, AND HOMESTEAD ASSOCIATIONS, OR CREDIT UNIONS, BROKERAGE HOUSES, OR COOPERATIVES.

                                                           ACCOUNT
                BANK                 TITLE                 NUMBER             BALANCE
----------------------------------------------------------------------------------------
Natwest Bank PLC
  Nottingham City Branch       Operating Account          24989185         $  19,111 (1)
  148-149 Victoria Centre
  Nottingham
  NG1 3QT

Natwest Bank PLC
  Nottingham City Branch
  148-149 Victoria Centre      Operating Account          30235529         $     549 (1)
  Nottingham
  NG1 3QT

Wachovia Bank
  49 Rockefeller Plaza         Operating Account     2000013023014         $ 150,000
  New York, NY 10020
                                                                           ---------
                                                           TOTAL           $ 169,660

(1) Balances converted to US Dollars from British Pounds at the prevailing exchange rate on September 4, 2003 where 1GBP = $1.57160.

                                   Exhibit B2

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-9

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

INTERESTS IN INSURANCE POLICIES. NAME INSURANCE COMPANY OF EACH POLICY AND ITEMIZE SURRENDER OR REFUND VALUE OF EACH.

                                                                                                  SURRENDER VALUE, IF
   INSURANCE COMPANY                         POLICY TYPE                      POLICY NUMBER             ANY (1)
---------------------------------------------------------------------------------------------------------------------
Royal & Sun Alliance Plc      Employee Liability/ Workers' Compensation      SM/RKK388063-12      $             1,238
                                                                                                  -------------------
                                                                                  TOTAL           $             1,238

(1) Balance converted to US Dollars from British Pounds at the prevailing exchange rate on September 4, 2003 where 1GBP = $1.57160.

                                  Exhibit B9

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-15

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

ACCOUNTS RECEIVABLE.

                                                            CURRENT MARKET VALUE OF
                       DESCRIPTION AND LOCATION OF       DEBTOR'S INTEREST IN PROPERTY,
                      PROPERTY (NAME AND ADDRESS OF      WITHOUT DEDUCTING ANY SECURED
TYPE OF PROPERTY                 VENDOR)                   CLAIM OR EXEMPTION (1)(2)
---------------------------------------------------------------------------------------
Trade Receivable      Twinlab Passion Ltd.               $                      348,062

                                                         ------------------------------
                                  TOTAL                  $                      348,062

(1) Amounts equal net book value as of September 4, 2003.

(2) Balance converted to US Dollars from British Pounds at the prevailing exchange rate on September 4, 2003, where 1GBP = $1.57160.

                                   Exhibit B15

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-17

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

OTHER LIQUIDATED DEBT.

                                                CURRENT MARKET VALUE OF
                                                 DEBTOR'S INTEREST IN
                                                   PROPERTY, WITHOUT
                         DESCRIPTION AND         DEDUCTING ANY SECURED
TYPE OF PROPERTY      LOCATION OF PROPERTY       CLAIM OR EXEMPTION (1)
-----------------------------------------------------------------------
 Tax Receivable       Value Added Tax (VAT)     $                 8,852

                                                -----------------------
                            TOTAL               $                 8,852

(1) Balance converted to US Dollars from British Pounds at the prevailing exchange rate on September 4, 2003 where 1GBP = $1.57160.

                                   Exhibit B17

                                                                        12 of 23

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS, AND SUPPLIES.

                                                                       CURRENT MARKET VALUE OF
                                                                        DEBTOR'S INTEREST IN
                                                                          PROPERTY, WITHOUT
                                                                        DEDUCTING ANY SECURED
           TYPE                    VENDOR         LOCATION             CLAIM OR EXEMPTION (1)
----------------------------------------------------------------------------------------------
Personal Computer Equipment                    1 Coton Road            $                   398
                                               Walton on Trent
                                               South Derbyshire
                                               Derbyshire DE12 8NC
                                               United Kingdom

Personal Computer Equipment                    1 Coton Road            $                   709
                                               Walton on Trent
                                               South Derbyshire
                                               Derbyshire DE12 8NC
                                               United Kingdom

Personal Computer Equipment                    1 Coton Road            $                   423
                                               Walton on Trent
                                               South Derbyshire
                                               Derbyshire DE12 8NC
                                               United Kingdom

Exhibition Stand                               1 Coton Road            $                 5,122
                                               Walton on Trent
                                               South Derbyshire
                                               Derbyshire DE12 8NC
                                               United Kingdom
                                                                       -----------------------
                                                             TOTAL     $                 6,652

                                   Exhibit B26

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                  SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

     State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

     If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H--Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

     If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

     Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

     [X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

 CREDITOR'S NAME             DATE CLAIM WAS INCURRED,    DESCRIPTION OF
   AND MAILING                  NATURE OF LIEN, AND       PROPERTY AND
ADDRESS INCLUDING             DESCRIPTION AND MARKET     MARKET VALUE OF
  ZIP CODE AND                   VALUE OF PROPERTY     PROPERTY SUBJECT TO
 ACCOUNT NUMBER    CODEBTOR       SUBJECT TO LIEN             LIEN
----------------------------------------------------------------------------

 CREDITOR'S NAME                                         AMOUNT OF
   AND MAILING                                         CLAIM WITHOUT
ADDRESS INCLUDING                                        DEDUCTING      UNSECURED
  ZIP CODE AND                                           VALUE OF      PORTION, IF
 ACCOUNT NUMBER    CONTINGENT  UNLIQUIDATED  DISPUTED   COLLATERAL        ANY
----------------------------------------------------------------------------------

                                                       -------------
                                  TOTAL                $           0

                                   Schedule D

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

     A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

     If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

     If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

     Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

     [ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

     [ ] EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE

         Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. Section 507(a)(2).

     [ ] WAGES, SALARIES AND COMMISSIONS

         Wages, salaries and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650* per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(3).

     [ ] CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS

         Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(4).

     [ ] CERTAIN FARMERS AND FISHERMAN

         Claims of certain farmers and fishermen, up to $4,650* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. Section 507(a)
         (5).

     [ ] DEPOSITS BY INDIVIDUALS

         Claims of individuals up to a maximum of $2,100 for deposits for the purchase, lease or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C. Section 507(a)(6).

     [ ] ALIMONY, MAINTENANCE OR SUPPORT

         Claims of spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11
         U.S.C. Section 507(a)(7).

     [X] TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS

         Taxes, customs duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C. Section 507(a)(8).

     [ ] COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY
         INSTITUTION

         Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11
         U.S.C. Section 507(a)(9).

*Amounts are subject to adjustment on April 1, 2004, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

                                   Schedule E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                                          1 Continuation sheet(s) attached

                                   Schedule E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

     Note: The inclusion of any claim on this schedule shall not constitute an admission by any Debtor that such claim is a priority claim and the Debtors reserve all of their rights with respect thereto.

                                       DATE CLAIM WAS INCURRED                                        TOTAL
 CREDITOR'S NAME AND MAILING ADDRESS    AND CONSIDERATION FOR                                       AMOUNT OF  AMOUNT ENTITLED
INCLUDING ZIP CODE AND ACCOUNT NUMBER           CLAIM           CONTINGENT  UNLIQUIDATED  DISPUTED    CLAIM      TO PRIORITY
------------------------------------------------------------------------------------------------------------------------------
          See Attachment E                                                                          $       0  $             0

                                                                                                    ---------  ---------------
Total                                                                                               $       0  $             0

                                          0 Continuation sheet(s) attached

                                   Schedule E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

           ATTACHMENT E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

                                                               DATE CLAIM
                                                                  WAS
CREDITOR'S NAME     ADDRESS        CITY     STATE    ZIP CODE   INCURRED
------------------------------------------------------------------------
Inland Revenue   Nottingham 2   Nottingham  United   NG2 1BQ
                 Mowbray House              Kingdom
                 Castle Meadow
                 Road

Companies House Crown Way     Cardiff    United  CF14 3UZ
                                         Kingdom

                                                                       TOTAL       AMOUNT
                 CONSIDERATION                                       AMOUNT OF   ENTITLED TO
CREDITOR'S NAME    FOR CLAIM    CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM       PRIORITY
--------------------------------------------------------------------------------------------
Inland Revenue     Taxes                         X                    Unknown

Companies House    Taxes                         X                    Unknown
                                                                     ----------------------
                                                 TOTAL               $      0    $        0

                                  Attachment E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

           SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled Codebtor, include the entity on the appropriate schedule of creditors, and complete Schedule H--Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J", or "C" in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

  [ ] Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

                                            DATE CLAIM WAS INCURRED AND
CREDITOR'S NAME AND MAILING            CONSIDERATION FOR CLAIM, IF CLAIM IS                                        AMOUNT OF
ADDRESS INCLUDING ZIP CODE   CODEBTOR       SUBJECT TO SETOFF, SO STATE      CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
-----------------------------------------------------------------------------------------------------------------------------
     See Attachment F                                                                                            $ 42,892,153
                                                                                                                 ------------
                                                                                             TOTAL               $ 42,892,153

                                   Schedule F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                               Chapter 11

         ATTACHMENT F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

                                                                                          STATE /
          CREDITOR'S NAME                         ADDRESS                    CITY         COUNTRY        ZIP CODE    CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------
US Bank Corporate Trust Services, as   P.O. Box 778                       Boston             MA         02102-0778      X
Indenture Trustee

US Bank Corporate Trust Services, as   P.O. Box 778                       Boston             MA         02102-0778      X
Indenture Trustee

Twin Laboratories Inc.                 150 Motor Parkway, Suite 210       Hauppauge          NY           11788

Ashbys Accountants                     Welbech House                      Nottingham   United Kingdom    NG2 7LA
                                       69 Loughborough Road
                                       West Bridgford

Brecon Pharmaceuticals Ltd.            Pharos House Wye Valley Business   Herefored    United Kingdom    HR3 5PG
                                       Park Hay-on-Wye

EMP Plc                                Pembroke Road                      London       United Kingdom    N10 2MR

GCI Healthcare Ltd.                    Newbridge Street House             London       United Kingdom    EC4V 6BJ
                                       30-34 Newbridge Street

Readers Digest Association Ltd.        11 Westbury Circus                 London       United Kingdom    E14 4HE

Redhead June Designs                   45 Gloucester St.                  Brighton     United Kingdom    BN1 4EW

Regus                                  Regus House                        Castle       United Kingdom    DE74 2TZ
                                       Herald Way                         Donnington
                                       Pegasus Business Park

Scandinavian Pro Products              Finspangsgatansi, 163535 Spanga    Stockholm,       Sweden

Sparks Computers                       Bretby Business Park, Ashby Road   Burton on    United Kingdom
                                                                          Trent

                                         DATE CLAIM WAS
                                          INCURRED AND
                                       CONSIDERATION FOR
                                       CLAIM, IF CLAIM IS
                                       SUBJECT TO SETOFF,                                           AMOUNT OF
          CREDITOR'S NAME                   SO STATE        CONTINGENT   UNLIQUIDATED   DISPUTED      CLAIM
---------------------------------------------------------------------------------------------------------------
US Bank Corporate Trust Services, as        Various             X                                  $ 39,915,000
Indenture Trustee

US Bank Corporate Trust Services, as        Various             X                                  $ 1,238,751
Indenture Trustee

Twin Laboratories Inc.                      Various                                                $  1,706,323

Ashbys Accountants                          Various                           X                         Unknown

Brecon Pharmaceuticals Ltd.                5/31/2003                                       X       $     16,420

EMP Plc                                     Various                           X                         Unknown

GCI Healthcare Ltd.                         Various            X              X                         Unknown

Readers Digest Association Ltd.             Various                           X                         Unknown

Redhead June Designs                       7/24/2003                                               $        804

Regus                                       Various                           X                         Unknown

Scandinavian Pro Products                   Various                                                $        594

Sparks Computers                           8/29/2003                                               $         92

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

           ATTACHMENT F - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

                                                                                          STATE /
          CREDITOR'S NAME                         ADDRESS                    CITY         COUNTRY        ZIP CODE    CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------
Weider Publishing                      10 Windsor Court, Clarence Drive   Harrogate    United Kingdom    HG1 2PE

World Rugby (2)                        The Swan Centre, Fishers Lane      London       United Kingdom     W4 1RX

                                         DATE CLAIM WAS
                                          INCURRED AND
                                       CONSIDERATION FOR
                                       CLAIM, IF CLAIM IS
                                       SUBJECT TO SETOFF,                                           AMOUNT OF
          CREDITOR'S NAME                   SO STATE        CONTINGENT   UNLIQUIDATED   DISPUTED      CLAIM
---------------------------------------------------------------------------------------------------------------
Weider Publishing                           Various                                                $      3,324

World Rugby (2)                             Various                                                $     10,844
                                                                                                   ------------
                                                            TOTAL                                  $ 42,892,153

(1) All trade payable balances converted to US Dollars from British Pounds at the prevailing exchange rate on September 4, 2003 where 1GBP = $1.57160, except for payable balance for World Rugby (See Note 2).

(2) Payable balance converted to US Dollars from Euros at the prevailing exchange rate on September 4, 2003 where 1 Euro = $1.0844.

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

              SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

   [X] Check this box if debtor has no executory contracts or unexpired leases.

  NAME AND MAILING ADDRESS    TYPE OF CONTRACT (STATE       NON-                NATURE OF
INCLUDING ZIP CODE, OF OTHER  CONTRACT NUMBER OF ANY    RESIDENTIAL             DEBTOR'S
PARTIES TO LEASE OR CONTRACT   GOVERNMENT CONTRACT)    REAL PROPERTY  LOCATION  INTEREST
-----------------------------------------------------------------------------------------

                                   Schedule G

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

                             SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signors. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

   [ ] Check this box if debtor has no codebtors.

 NAME AND ADDRESS OF CODEBTOR                     NAME AND ADDRESS OF CREDITOR
-------------------------------------------------------------------------------------------
Twin Laboratories Inc.               US Bank Corporate Trust Services, as Indenture Trustee
   150 Motor Parkway, Suite 210         P.O. Box 778
   Hauppauge, NY 11788                  Boston, MA 02102-0778

Twinlab Corporation                  US Bank Corporate Trust Services, as Indenture Trustee
   150 Motor Parkway, Suite 210         P.O. Box 778
   Hauppauge, NY 11788                  Boston, MA 02102-0778

                                   Schedule H